Corporate Overview February 11, 2020 Exhibit 99.1

Forward Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, the Company’s ability to complete the spin out from Recro Pharma, Inc., uncertainty of whether the anticipated benefits of the spin-off can be achieved, risks of unexpected costs or delays in the Company’s ability to complete the spin-off, the Company’s ability to continue the development and commercialization of ANJESO™ (IV meloxicam), the Company’s ability to execute its strategic initiatives, the Company’s ability to adequately resolve the outstanding labeling issues with the FDA for IV meloxicam, and the time frame associated with any such resolution; the Company’s ability to raise future financing for continued product development and IV meloxicam commercialization; with regard to the Company’s clinical trial results, whether there may be changes in the interpretation by the FDA of the data of the Company’s clinical trials and the length, cost and uncertain results and timing of our ongoing clinical trials; with regard to the potential commercial opportunity of IV meloxicam, whether any FDA approval of IV meloxicam will include labeling restrictions and the potential that IV meloxicam does not receive regulatory approval or does not receive reimbursement by third party payors, that IV meloxicam is not accepted by the medical community, including physicians, patients, health care providers and hospital formularies or that a commercial market for IV meloxicam does not develop; the Company’s ability to manage costs and execute on its operational and budget plans, the Company’s ability to achieve its financial goals; and the Company’s ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. The words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. Non-Promotion: This presentation is intended to be non-promotional and for investor discussion purposes only. The information provided herein contains references to ANJESO™ (IV meloxicam), an investigational product. Use of IV meloxicam has not been approved by the FDA. The safety and efficacy of the investigational use of IV meloxicam has not been determined. There is no guarantee that IV meloxicam will be approved for marketing by any regulatory agency. ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Company Highlights Pharmaceutical company focused on developing and commercializing innovative products for acute care settings with late stage investigational product, ANJESO™ (IV meloxicam), targeting management of moderate to severe pain ANJESO™ (IV meloxicam) October 2019 – Appeal granted for the New Drug Application (NDA) December 2019 – refiled NDA February 20, 2020 – PDUFA date Significant Potential Commercial Opportunity Multiple therapeutics in clinical development for acute care settings Baudax Cash position – $19 million as of Separation Date; no debt Experienced management team with significant development, regulatory and commercial experience ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Spin-Off of Acute Care Business: Recro Pharma and Baudax Bio Recro Pharma, Inc. (NASDAQCM:REPH) Recro Gainesville (CDMO) Acute Care Business Pre-spin-off structure Recro (CDMO) (NASDAQCM:REPH) Baudax Bio (Acute Care) (NASDAQCM:BXRX) Gerri Henwood (current CEO) and Ryan Lake (current CFO) will continue as executives of both businesses 2.5 REPH Common Shares : 1 BXRX Common Share Record date – November 15th Distribution date – November 21st Taxable Spin-Off Spin-Off Details Post-spin-off structure

Experienced Management & Launch Leadership Team Ryan Lake – Chief Financial Officer 20 years of senior financial and life sciences leadership experience – Recro Pharma (REPH), Aspire Bariatrics, DSM (DSM.AS) - DSM Biomedical, Kensey Nash (KNSY), Deloitte John Harlow – EVP and Chief Commercial Officer Over 20 years commercial launch and leadership experience – Recro, Novartis, Alpharma/King/Pfizer, Endo, Shionogi, Janssen Stewart McCallum, MD – Chief Medical Officer Board certified Urologist (Stanford & Weill Cornell) with 13 years of industry experience at Recro Pharma and GSK Greg Gangemi – Vice President, Sales, Trade & Market Access Over 25 years of industry, launch and operations experience – Recro, Sepracor/Sunovion, Cubist, Ferring and Ocular Therapeutix Janeese Carter – Senior Director, Marketing Over 15 years of marketing, market research, new business strategy, and sales – Recro Pharma, CSL Behring, Pfizer/Wyeth Paul Baddeley – Senior Director, Commercial Operations 20 years of industry and consulting experience in commercial operations & analytics – Recro, Collegium, IMS Health, Endo Gerri Henwood – President and CEO Founded Recro Pharma (REPH), Auxilium Pharmaceuticals (AUXL – NASDAQ then Endo) and IBAH (NASDAQ then Omnicare); GSK

ANJESO™ (IV meloxicam) Update & Clinical Highlights ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

ANJESO™ (IV meloxicam) Overview

- Oral product FDA approved, preferential COX-2 inhibitor; used in a number of indications
- Proprietary non-opioid, long-acting IV form
  - Incorporates Alkermes' NanoCrystal® technology
- Once daily, long-acting, preferential COX-2 inhibitor for moderate to severe acute pain
- Regulatory Status
  - October 2019 – Appeal granted for New Drug Application (NDA)
  - December 2019 – refiled NDA
  - February 20, 2020 – PDUFA date
  - ANJESO™ tradename received tentative approval, pending final product approval
- Formulation IP (Orange Book Listable) issued through 2022 and additional IP (also Orange Book Listable) issued through May 2030

NanoCrystal® is a registered trademark of APIL

BAUDAX BIO

ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

7

A Non-Opioid Alternative: ANJESO™ (IV meloxicam)   Dosed once-daily, IV, for the management of moderate to severe pain Significant reduction in pain Well tolerated safety profile COX-2 selective IV NSAID* Administered as a 30 mg IV push1 Across hard and soft tissue surgeries1 Evaluated in more than 1400 patients1 That can be incorporated into MMA protocols ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. *The mechanism of action of IV meloxicam, like other NSAIDs, is not completely understood, but involves inhibition of both COX-1 and COX-2 pathways. COX-1, cyclooxygenase 1; COX-2, cyclooxygenase 2; IV, intravenous; NSAID, nonsteroidal anti-inflammatory drug, MMA, multimodal analgesia. 1. Data on file. Recro Pharma, Inc.

ANJESO™ Was Studied in More Than 1400 Surgical Patients[1]

Hard tissue

Bunionectomy[1]

Complex foot[2]

Molar extraction[3]

Total hip replacement[2]

Total knee replacement[2]

Soft tissue

Abdominoplasty[4]

Gastrointestinal[3]

Gynecologic[3]

Other soft tissue[2]

- Phase 2 efficacy and safety studies: bunionectomy, gynecologic, and molar extraction[3]
- Phase 3 efficacy and safety studies: bunionectomy and abdominoplasty[1,4]
- Phase 3 safety study: abdominoplasty, bunionectomy, complex foot, gastrointestinal, gynecologic, other soft tissue surgeries, and total hip and total knee replacements[3]

1. Pollak RA et al. *Clin J Pain*. 2018;34(10):918-926. 2. Berkowitz RD et al. 2017 PAINWeek Conference; September 5-9, 2017. Poster 77. 3. Data on file. Recro Pharma, Inc. 4. Singla N et al. *Plast Reconstr Surg Glob Open*. 2018;6:e1846.

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Baudax BIO | ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

ANJESO™ Was Evaluated in the Largest Placebo-Controlled Safety Trial* Involving the Study of an IV NSAID to Date *As of November 2019. Study date: May 2017. CABG, coronary artery bypass graft.  Procedures in a phase 3 safety study of 711 patients having major surgery ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

ANJESO™ Demonstrated Low Overall Rates of Adverse Events Across All Phase 3 Studies ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. Adverse Reactions Occurring in ≥3% of Patients ANJESO™ 30 mg + Rescue (n=748) Placebo + Rescue (n=393) % (n) % (n) Any adverse reaction 441 (59.0%) 253 (64.4%) Nausea 173 (23.1%) 118 (30.0%) Headache 41 (5.5%) 42 (10.7%) Constipation 57 (7.6%) 24 (6.1%) Vomiting 35 (4.7%) 33 (8.4%) Pruritus 29 (3.9%) 15 (3.8%) ANJESO™ (n)= 748

Commercial Opportunity ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

50 Million Procedures $6 Billion Market Few Alternatives Complex IV Pain Management Opportunity

Defining Our Market ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. Core Procedures: Belly, Bowel & Bones Large Addressable Patient Opportunity Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where ANJESO™ use is anticipated. ASCs = Ambulatory Surgical Centers, HOPD = Hospital Outpatient Department, IP = Inpatient, ED = Emergency Department, GI / CRS = Gastrointestinal / Colorectal Surgeons

Opioids Dominate the IV Pain Market Sources: Truven Health Analytics 2014. 1. Shaffer EE, et al. Adv Ther. 2016;33:2211–2228. 73% of inpatients treated with IV analgesia received IV opioid monotherapy1 ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Limited Acute Pain Relief Options for Patients

Pain Severity*	Class	Compounds	Advantages	Disadvantages
Mild	Acetaminophen		Antipyretic properties; Oral & IV; no opioid related AEs	Only effective for mild pain; short acting
	NSAIDs	Ketorolac, ibuprofen, aspirin	Mild to moderate analgesia; oral & IV; no opioid related AEs	Bleeding risk; GI and renal complications; short acting
Moderate	Sodium channel blockers	Bupivacaine, lidocaine	Use directly at pain site; mostly peri-operative	Limited duration of action; some are concerned about local tissue impact
	Alpha 2 agonists	Dexmedetomidine (Baudax Bio)	Target pain relief; anxiolytic properties; no respiratory depression, impaired GI or addictive properties	In development – potential to be approved for peri-procedural pain; blood pressure decrease
Moderate to Severe	Non-opioid, preferential COX-2	IV/IM meloxicam (Baudax Bio)	Once-daily dosing; Both Ph. 3 pivotal studies met primary endpoints; MOA with no impact on GI motility	Class effects: Bleeding risk; GI and renal complications.
	Opioids	Morphine, hydrocodone, oxycodone, fentanyl	Good pain relief	Respiratory depression, impaired GI motility after even one dose; frequent nausea and vomiting; abuse/addiction potential

*Pain severity based upon market research / physician feedback

Baudax BIO

ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

16

Multiple Guidelines Recommend NSAIDs as Part of MMA ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. Numerous clinical practice guidelines recommend multimodal approaches to pain management—including NSAIDs—to provide better pain control while reducing opioids and related adverse events *The American Academy of Orthopaedic Surgeons and The Joint Commission recommend MMA, but do not specifically recommend NSAIDs.

Market Research Indicators of Success: Need To Demonstrate Clinical & Economic Value CLINICAL VALUE Effectively treats pain while reducing the need for rescue Avoid risks of analgesic-related AEs that lead to complications or prolong hospital stay Early patient mobilization so rehab begins within 24 hours Prevent avoidable readmissions due to surgical complications, adverse drug events or pain at the surgical site ECONOMIC VALUE Allows ambulatory surgical centers to perform more complex procedures with higher reimbursements and discharge patients on the same day Allows hospitals to speed up patient discharge, reduce inpatient admission, and/or length of stay ECONOMIC CLINICAL Source: Blinded market research feedback on market dynamics. Influence Clinical Value Cost Economic Value ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Commercial Launch ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Target Opportunity Concentrated in ~2,000 Accounts

	HOSPITAL INPATIENT	HOPD	ASC	TOTAL
ADDRESSABLE PROCEDURES	11m	9m	2.2m	~22m
CORE TARGET PROCEDURES	Orthopedic (Hip/Knee, Spine, other) General Surgery Colorectal			
TARGETED ACCOUNTS	3.4m	6.9m	1.0m	~11.3m
	~1,450 HOSPITALS		~550 ASCs	

Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where ANJESO use is anticipated.

Baudax Bio | ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

20

ASCs Provide a Strategic Entry Point for Early Experience ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. GAIN EARLY EXPERIENCE WITH ANJESO™ (IV meloxicam): Build market experience at settings of care that have lower barriers to adoption HOSPITAL OUTPATIENT SETTINGS HOSPITAL INPATIENT SETTINGS AMBULATORY SURGICAL CENTER SETTING High Volume Surgeons That Practice at All Locations Early usage may carry back and drive formulary reviews and adoption at hospitals

Acquisition Cost: WAC Prices of Other Non-Opioids Ketorolac2 Caldolor® ANJESO™ OFIRMEV® EXPAREL® Price Per Dose $2.46 $17.35 $47.37 $334.18 Dosing Schedule3 q6hrs q6hrs Once daily q6hrs 1x at closure Price Per Day $9.84 $69.40 $189.48 $334.18 Price Per Day1 Price Per Dose 0 20 40 300 330 Source: Wholesale Acquisition Cost Prices from Red Book accessed January 2020 1 Price per day equals dosing schedule times price per dose. 2 Generic ketorolac has multiple manufacturers. Price reflects the lowest manufacturer WAC. 3 Dosing schedule according to product prescribing information for 24-hour coverage. ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. Economic Evidence at Launch Budget Impact & Cost Effectiveness Models to address ANJESO™ affordability and cost effectiveness vs. other IV analgesics Retrospective Analyses of claims database that models real-world AE rates and costs associated with existing therapies Economic Analysis of two Phase IIIb studies will be available at completion of studies

Surgical Setting Coding and Reimbursement at Launch ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. Medicare Use C9399 Reimbursed at 80% of 95% of AWP Medicare Use J3490 Reimbursed based on DRG Commercial Use J3490 May be bundled with procedure or separately reimbursed based on the facility contract Commercial Use J3490 May be bundled with procedure or separately reimbursed based on the facility contract Commercial Use J3490 Bundled and part of a case rate Medicare Use C9399 Reimbursed at 80% of 95% of AWP Miscellaneous reimbursement codes available day 1 of launch Ambulatory Surgery Centers Hospital Outpatient Hospital Inpatient

2020 C-Code & J-Code Application Timelines July 2020 CMS posts final decision March 1, 2020 Apply for unique C-code after FDA approval July 1, 2020 Earliest possible date C-code would be effective C-Code Application Timeline - Quarterly J-Code Application Timeline - Quarterly Miscellaneous C-code (C9399) can be used until unique C-code assigned Miscellaneous J-code (J3490) can be used until unique J-code assigned ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. If granted, 3 years of pass-through coverage until June 30, 2023 July 2020 March 2020 April 2020 * J-Code timeline assumes FDA approval, if granted, occurs after the first quarter application deadline of January 6, 2020 Oct 2020 April 6, 2020 Apply for unique J-code after FDA approval October 2020 J-code effective if granted and replaces unique C-code: Pass-through continues until June 30, 2023 Pass-through continues until June 30, 2023 July 2020 April 2020*

ANJESO™ Receptivity: Anticipated Usage

Current Use vs. Anticipated Usage After Reviewing Draft Clinical Profile*

In multiple market research surveys, the majority of HCPs surveyed said they would accept ANJESO™ as a valuable addition upon approval to multimodal pain-management protocols.

They estimated they would use the product in ~30% of their surgical cases[1].

**Clinical profile used in surveys was fair balanced and based on clinical data*



Anticipated Change in Share in PACU Setting
% of Surgeries[2]
Oral Opioids
-6%
Fentanyl
-6%
IV Opioids
-13%
IV Ketorolac
-7%
IV Ibuprofen
IV Acetaminophen
-1%
Local Injections
-3%
ANJESO
0%
26%

1. January 2018 – Blinded, Third Party Market Research, n=205.
2. December 2017 – Blinded, Third Party Market Research, n=462.

Baudax Bio | ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.
25

A Non-Opioid Alternative: ANJESO™ (IV meloxicam)   Dosed once-daily, IV, for the management of moderate to severe pain Significant reduction in pain Well tolerated safety profile COX-2 selective IV NSAID* Administered as a 30 mg IV push1 Across hard and soft tissue surgeries1 Evaluated in more than 1400 patients1 That can be incorporated into MMA protocols ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA. *The mechanism of action of IV meloxicam, like other NSAIDs, is not completely understood, but involves inhibition of both COX-1 and COX-2 pathways. COX-1, cyclooxygenase 1; COX-2, cyclooxygenase 2; IV, intravenous; NSAID, nonsteroidal anti-inflammatory drug, MMA, multimodal analgesia. 1. Data on file. Recro Pharma, Inc.

Company Highlights Pharmaceutical company focused on developing and commercializing innovative products for acute care settings with late stage investigational product, ANJESO™ (IV meloxicam), targeting management of moderate to severe pain ANJESO™ (IV meloxicam) October 2019 – Appeal granted for the New Drug Application (NDA) December 2019 – refiled NDA February 20, 2020 – PDUFA date Significant Potential Commercial Opportunity Multiple therapeutics in clinical development for acute care settings Baudax Cash position – $19 million as of Separation Date; no debt Experienced management team with significant development, regulatory and commercial experience ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Appendix ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Acute Care Clinical Stage Pipeline Investigational Product PC I II III Rights Meloxicam WW IV formulation - Acute, post-operative pain Filed NDA/Appeal Granted Oct. 2019 IM formulation - Acute pain Neuromuscular Blockade Agents (NMBA) (Anesthesia) WW IV Intermediate-action (RP1000) IV Ultra-short action (RP2000) NMBA Reversal (Anesthesia) WW RP3000 Dexmedetomidine (“Dex”) WW, exc. Europe, Turkey, CIS Dex-IN (intranasal) Peri-procedural pain Dex-IN (intranasal) Cancer breakthrough pain ANJESO™ (IV meloxicam) is an investigational drug that has not been evaluated as safe or effective by FDA.

Neuromuscular Blockers & Reversal Agent Overview 400 million people receive neuromuscular blocking agents annually [IMS, MIDAS 2010] Used to induce rapid total paralysis to permit intubation and muscle relaxation during surgery or in ventilated patients Either in the operating room or ASC to optimize surgical conditions; Additional use in ICU to facilitate mechanical ventilation Numbers increasing with laparoscopic abdominal procedures Two novel neuromuscular blocking agents & novel reversal agent in development Neuromuscular blocking agents RP1000: Intermediate acting agent duration of action (~45 mins*) Rapid onset <90 secs* - completed one Phase 1 clinical trial; supplemental trials planned RP2000: Ultra-short acting agent duration of action (10-20 mins*) Rapid onset ~60 sec* - In pre-clinical development Novel reversal agent Specific for RP1000 and RP2000; provides complete reversal of neuromuscular blockade from any depth of block within 2-5 mins* In pre-clinical development NMB = Neuromuscular blocking agents * Based on extrapolations from pre-clinical pharmacology data in animals

November 2019